SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 29, 2001




                             BKF CAPITAL GROUP, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-10024                    36-0767530
   ------------------         ----------------------      -------------------
    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                      Identification Number)
     incorporation)

    One Rockefeller Plaza
    New York, NY                                                 10020
    ------------------------                                   --------
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 332-8400



                                (Not applicable)
                        ---------------------------------
          (Former name or former address, if changed since last report)

   ITEM 5.  OTHER EVENTS.

      On May 29, 2001, BKF Capital Group, Inc. issued a press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.



   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

            Exhibit           Description
            -------           -----------

            99.1        Press Release dated May 29, 2001

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BKF CAPITAL GROUP, INC.


Date:  May 30, 2001                 By:  /s/ Glenn A. Aigen
                                         -------------------------------
                                          Glenn A. Aigen
                                          Senior Vice President

                                  Exhibit Index
                                  -------------


            Exhibit No.             Document
            -----------             --------

            99.1                    Press Release dated May 29, 2001